RESQ Strategic Income Fund

Class A Shares RQIAX

Class I Shares RQIIX

Class C Shares RQICX

RESQ Dynamic Allocation Fund

Class A Shares RQEAX

Class I Shares RQEIX

Class C Shares RQECX

(each a series of Northern Lights Fund Trust III)

Supplement dated June 2, 2020 to the Statement of Additional Information (“SAI”)

dated February 1, 2020

Effective immediately, RESQ Investment Partners, LLC, (the “Adviser”), has agreed to reduce the management fee of the RESQ Strategic Income Fund and RESQ Dynamic Allocation Fund (each a “Fund” and collectively the “Funds”) from 1.45% to 1.20%. Accordingly, the following sections of the Prospectus are revised as follows:

The following replaces the second paragraph of the “Investment Adviser” section on page 24 of the SAI:

Pursuant to an advisory agreement with the Trust, on behalf of the Funds, and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.20% of each Fund’s average daily net assets beginning June 2, 2020. From each Fund’s commencement date until January 31, 2016, the Adviser received an annual advisory fee equal to 1.77%. From February 1, 2016 until June 1, 2020, the Adviser received an annual advisory fee equal to 1.45%. The Advisory Agreement continue in effect for two (2) years initially and shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Funds. The Advisory Agreement may be terminated without penalty on no more than 60 days’ written notice by a vote of a majority of the Trustees or the Adviser, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

*    *    *    *    *    *

You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information dated February 1, 2020. This document provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Funds toll-free at 1-877-940-2526.

Please retain this Supplement for future reference.